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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): DECEMBER 9, 2003



                                CYBERONICS, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                       0-19806                       76-0236465
(State or other                 (Commission                    (IRS Employer
jurisdiction of                 file number)                 Identification No.)
 incorporation)


                               CYBERONICS BUILDING
                            100 CYBERONICS BOULEVARD
                              HOUSTON, TEXAS 77058
               (Address of principal executive offices) (Zip code)


                                 (281) 228-7200
               Registrant's telephone number, including area code:



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ITEM 5.  OTHER EVENTS

         The Board of Directors of Cyberonics, Inc. (the "Company") has approved Amendment No. 3 to the Company's Second Amended and Restated Preferred Share Rights Agreement (the "Agreement"). As amended, the Agreement provides that Boston Scientific Corporation ("BSX") may acquire up to 20% of the Company's outstanding shares, or such lesser amount as BSX holds as of the close of business on January 15, 2004. The press release announcing such amendment as well as Amendment No. 3 to the Second Amended and Restated Preferred Shares Right Agreement are attached hereto as exhibits.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         99.1 Press Release of Cyberonics, Inc. dated as of December 10, 2003

         99.2 Amendment No. 3 to the Second Amended and Restated Preferred Share Rights Agreement between Cyberonics, Inc. and Fleet National Bank, dated as of December 9, 2003.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CYBERONICS, INC.


                                     /s/ Pamela B. Westbrook
                                     -------------------------------------------
                                     Pamela B. Westbrook
                                     Vice President, Finance and Administration
                                     and Chief Financial Officer


Date:  December 12, 2003

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                                  EXHIBIT INDEX


       EXHIBIT
       NUMBER            DESCRIPTION
       -------           -----------

         99.1    Press Release of Cyberonics, Inc. dated as of December 10, 2003

         99.2 Amendment No. 3 to the Second Amended and Restated Preferred Share Rights Agreement between Cyberonics, Inc. and Fleet National Bank, dated as of December 9, 2003.